UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 22, 2018

Ford Credit Auto Owner Trust 2018-A
(Exact Name of Issuing Entity as Specified in Charter)
Commission File Number: 333-205966-08
Central Index Key Number: 0001739276

Ford Credit Auto Receivables Two LLC
(Exact Name of Registrant/Depositor as Specified in Charter)
Commission File Number: 333-205966 Central Index Key Number: 0001129987

Ford Motor Credit Company LLC
(Exact Name of Sponsor as Specified in Charter)
Central Index Key Number: 0000038009

Delaware
(State or Other Jurisdiction of Incorporation of the Registrant)

38-3574956
(IRS Employer Identification No. of the Registrant)

c/o Ford Motor Company – Ford Credit SPE Management Office World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Owner Trust 2018-A (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated May 15, 2018 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC (the “Registrant” or the “Depositor”), the Depositor and/or the Trust have entered into the agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01.        Financial Statements and Exhibits.

(a)        Not applicable

(b)        Not applicable

(c)        Not applicable

(d)       Exhibits:

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of May 1, 2018, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 10.1	Amended and Restated Trust Agreement, dated as of May 1, 2018, between the Depositor and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 10.2	Receivables Purchase Agreement, dated as of May 1, 2018, between the Sponsor and the Depositor.

Exhibit 10.3	Sale and Servicing Agreement, dated as of May 1, 2018, among the Sponsor, as Servicer, the Depositor and the Trust.

Exhibit 10.4	Administration Agreement, dated as of May 1, 2018, between the Sponsor and The Bank of New York Mellon.

Exhibit 10.5	Account Control Agreement, dated as of May 1, 2018, between The Bank of New York Mellon and the Trust.

Exhibit 10.6	Asset Representations Review Agreement, dated as of the May 1, 2018, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO RECEIVABLES TWO LLC

	By:	/s/ Ross Butler
	Name:	Ross Butler
	Title:	Assistant Secretary

Dated: May 24, 2018